UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2008

EMPIRE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  001-12127

DELAWARE	22-3136782
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

ONE PARKER PLAZA

FORT LEE, NEW JERSEY 07024

(Address of principal executive offices, including zip code)

(201) 944-2200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 18, 2008, Empire Resources, Inc. (the “Company”) notified NYSE Alternext US LLC (formerly known as the American Stock Exchange) (the “AMEX”) that its Board of Directors had unanimously voted to voluntarily delist the Company’s common stock, par value $0.01 per share (the “Common Stock”), from the AMEX and to terminate the registration of the Common Stock under the Securities and Exchange Act of 1934, as amended. In connection therewith, the Company intends to file Form 25 with the Securities and Exchange Commission (the “SEC”) on or about December 29, 2008, and the Company anticipates that the delisting will become effective ten (10) days later.

On or about January 9, 2009, the effective date of the delisting, the Company intends to file a Form 15 with the SEC to effect the deregistration of the Common Stock. The Company is eligible to deregister by filing Form 15 because it has fewer than 300 holders of record of its Common Stock. Upon the filing of the Form 15, the Company’s obligations to file certain reports with the SEC, including Forms 10-K, 10-Q and 8-K, will immediately be suspended. The Company expects the deregistration to become effective ninety (90) days after filing the Form 15 with the SEC.

The Company issued a press release with respect to this matter, a copy of which is attached hereto as Exhibit No. 99.1 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

The current report on Form 8-K and the exhibit hereto contain certain statements that may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the Company’s current plans, expectations, estimates, and projections about the semi-finished aluminum products industry and management's beliefs about the Company’s future performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties that are difficult to predict and which may cause the Company’s actual results and performance to differ materially from those expressed or forecasted in any such forward-looking statements. Some of these risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 under “Risk Factors”. These risks include, among other factors, the ability of the Company to grow internally or by acquisition and to integrate acquired businesses, not being able to improve operating margins and efficiencies, and changing industry and competitive conditions. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements. However, readers should carefully review the statements set forth in the reports, which the Company has filed from time to time with the Securities and Exchange Commission, particularly its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. You are cautioned not to place undue reliance on any forward-looking statements, any of which could turn out to be wrong due to inaccurate assumptions, unknown risks or uncertainties or other risk factors.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
EX-99.1	Press release issued by Empire Resources, Inc., dated December 18, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE RESOURCES, INC.

Date: December 19, 2008	By:	/s/ Sandra Kahn
Sandra Kahn
Chief Financial Officer